Exhibit 99.1


                                Certification
          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                 (Subsections (a) and (b) of Section 1350,
                 Chapter 63 of Title 18, United States Code

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, Chapter 63 of title 18, United States Code), the undersigned officer of Megatech Corporation, a Massachusetts corporation (the "Company"), does hereby certify that:

The quarterly report for the quarter ended June 30, 2003 (the "Form 10Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 5, 2003                 /s/  Vahan V. Basmajian
        --------------                 --------------------------------
                                       Vahan V. Basmajian
                                       President & Treasurer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.


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